UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: March 2, 2006



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

     On March 2, 2006, Atwood Oceanics, Inc. (the "Company") announced that its Board of Directors had approved a two-for-one stock split of its common stock to be effected in the form of a 100% stock dividend payable April 7, 2006, on all shares of common stock outstanding as of the close of business on March 24, 2006. At the Company's annual shareholders meeting on February 9, 2006, the shareholders of the Company approved increasing the authorized number of shares of common stock of the Company from 20,000,000 shares to 50,000,000 shares thereby facilitating the ability of the Board of Directors to implement a two-for-one stock split in the form of a 100% stock dividend.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with a possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS


(d)      99.1     Press Release dated March 2, 2006




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATWOOD OCEANICS, INC.
                                     (Registrant)

                                     /s/ James M. Holland
                                     James M. Holland
                                     Senior Vice President

                                     DATE: March 2, 2006







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                                  EXHIBIT 99.1

               ATWOOD OCEANICS ANNOUNCES A TWO-FOR-ONE STOCK SPLIT

Houston, Texas
2 March 2006

FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (NYSE: ATW), Houston - Based International Drilling Contractor, (the "Company") today announced that its Board of Directors had approved a two-for-one stock split of its common stock to be effected in the form of a 100% stock dividend payable April 7, 2006, on all shares of common stock outstanding as of the close of business on March 24, 2006. At the Company's annual shareholders meeting on February 9, 2006, the shareholders of the Company approved increasing the number of authorized shares of common stock of the Company from 20,000,000 shares to 50,000,000 shares thereby facilitating the ability of the Board of Directors to implement a two-for-one stock split in the form of a 100% stock dividend.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with a possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.

                                                    Contact:  Jim Holland
                                                           (281) 749-7804



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